                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make and appoint WILLIAM F. MILLER, PAUL W. EMERY, II, and DUANE MENSINGER, and each of them, acting together and alone, his true and lawful attorneys-in-fact and agents with full power of substitution, in his name, place and stead to execute on his behalf, in his capacity as a Director and/or officer of Borland International, Inc., the registration statements on Form S-4 and Form S-8 or other appropriate form registering up to 10,000,000 shares of the Common Stock of Borland International, Inc., and any and all amendments thereto (including post-effective amendments) to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "1933 Act") and any and all other instruments which said attorneys-in-fact and agents deem necessary or advisable to enable Borland International, Inc., to comply with the 1933 Act and the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents, and each of them, acting together or alone, full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to intents as he might or would do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that his said attorneys-in-fact or substitutes may or shall lawfully do or cause or be done by virtue hereof.

     THIS POWER OF ATTORNEY expires on December 31, 1996.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

Dated:  October 2, 1996

                                                    /s/
                                    -------------------------------
                                    Whitney G. Lynn

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make and appoint WILLIAM F. MILLER and DUANE MENSINGER and each of them, acting together and alone, his true and lawful attorneys-in-fact and agents with full power of substitution, in his name, place and stead to execute on his behalf, in his capacity as a Director and/or officer of Borland International, Inc., the registration statements on Form S-4 and Form S-8 or other appropriate form registering up to 10,000,000 shares of the Common Stock of Borland International, Inc., and any and all amendments thereto (including post-effective amendments) to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "1933 Act") and any and all other instruments which said attorneys-in-fact and agents deem necessary or advisable to enable Borland International, Inc., to comply with the 1933 Act and the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents, and each of them, acting together or alone, full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to intents as he might or would do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that his said attorneys-in-fact or substitutes may or shall lawfully do or cause or be done by virtue hereof.

     THIS POWER OF ATTORNEY expires on December 31, 1996.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

Dated:  October 2, 1996

                                                  /s/
                                    -------------------------------
                                    Paul W. Emery, II

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make and appoint WILLIAM F. MILLER, PAUL W. EMERY, II, and DUANE MENSINGER and each of them, acting together and alone, his true and lawful attorneys-in-fact and agents with full power of substitution, in his name, place and stead to execute on his behalf, in his capacity as a Director and/or officer of Borland International, Inc., the registration statements on Form S-4 and Form S-8 or other appropriate form registering up to 10,000,000 shares of the Common Stock of Borland International, Inc., and any and all amendments thereto (including post-effective amendments) to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "1933 Act") and any and all other instruments which said attorneys-in-fact and agents deem necessary or advisable to enable Borland International, Inc., to comply with the 1933 Act and the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents, and each of them, acting together or alone, full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to intents as he might or would do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that his said attorneys-in-fact or substitutes may or shall lawfully do or cause or be done by virtue hereof.

     THIS POWER OF ATTORNEY expires on December 31, 1996.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

Dated:  October 2, 1996

                                                    /s/
                                    --------------------------------
                                    David Heller

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make and appoint WILLIAM F. MILLER, PAUL W. EMERY, II, and DUANE MENSINGER and each of them, acting together and alone, his true and lawful attorneys-in-fact and agents with full power of substitution, in his name, place and stead to execute on his behalf, in his capacity as a Director and/or officer of Borland International, Inc., the registration statements on Form S-4 and Form S-8 or other appropriate form registering up to 10,000,000 shares of the Common Stock of Borland International, Inc., and any and all amendments thereto (including post-effective amendments) to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "1933 Act") and any and all other instruments which said attorneys-in-fact and agents deem necessary or advisable to enable Borland International, Inc., to comply with the 1933 Act and the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents, and each of them, acting together or alone, full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to intents as he might or would do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that his said attorneys-in-fact or substitutes may or shall lawfully do or cause or be done by virtue hereof.

     THIS POWER OF ATTORNEY expires on December 31, 1996.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

Dated:  October 2, 1996

                                                   /s/
                                    -------------------------------
                                    Stephen J. Lewis

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make and appoint PAUL W. EMERY, II, and DUANE MENSINGER and each of them, acting together and alone, his true and lawful attorneys-in-fact and agents with full power of substitution, in his name, place and stead to execute on his behalf, in his capacity as a Director and/or officer of Borland International, Inc., the registration statements on Form S-4 and Form S-8 or other appropriate form registering up to 10,000,000 shares of the Common Stock of Borland International, Inc., and any and all amendments thereto (including post-effective amendments) to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "1933 Act") and any and all other instruments which said attorneys-in-fact and agents deem necessary or advisable to enable Borland International, Inc., to comply with the 1933 Act and the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents, and each of them, acting together or alone, full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to intents as he might or would do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that his said attorneys-in-fact or substitutes may or shall lawfully do or cause or be done by virtue hereof.

     THIS POWER OF ATTORNEY expires on December 31, 1996.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

Dated:  October 2, 1996

                                                 /s/
                                    -------------------------------
                                    William F. Miller

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make and appoint WILLIAM F. MILLER, PAUL W. EMERY, II, and DUANE MENSINGER and each of them, acting together and alone, his true and lawful attorneys-in-fact and agents with full power of substitution, in his name, place and stead to execute on his behalf, in his capacity as a Director and/or officer of Borland International, Inc., the registration statements on Form S-4 and Form S-8 or other appropriate form registering up to 10,000,000 shares of the Common Stock of Borland International, Inc., and any and all amendments thereto (including post-effective amendments) to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "1933 Act") and any and all other instruments which said attorneys-in-fact and agents deem necessary or advisable to enable Borland International, Inc., to comply with the 1933 Act and the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents, and each of them, acting together or alone, full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to intents as he might or would do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that his said attorneys-in-fact or substitutes may or shall lawfully do or cause or be done by virtue hereof.

     THIS POWER OF ATTORNEY expires on December 31, 1996.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

Dated:  October 2, 1996

                                                 /s/
                                    -------------------------------
                                    Harry J. Saal

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make and appoint WILLIAM F. MILLER, PAUL W. EMERY, II, and DUANE MENSINGER and each of them, acting together and alone, his true and lawful attorneys-in-fact and agents with full power of substitution, in his name, place and stead to execute on his behalf, in his capacity as a Director and/or officer of Borland International, Inc., the registration statements on Form S-4 and Form S-8 or other appropriate form registering up to 10,000,000 shares of the Common Stock of Borland International, Inc., and any and all amendments thereto (including post-effective amendments) to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "1933 Act") and any and all other instruments which said attorneys-in-fact and agents deem necessary or advisable to enable Borland International, Inc., to comply with the 1933 Act and the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents, and each of them, acting together or alone, full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to intents as he might or would do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that his said attorneys-in-fact or substitutes may or shall lawfully do or cause or be done by virtue hereof.

     THIS POWER OF ATTORNEY expires on December 31, 1996.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

Dated:  October 2, 1996

                                                 /s/
                                    --------------------------------
                                    George Hara

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make and appoint WILLIAM F. MILLER, PAUL W. EMERY, II, and DUANE MENSINGER and each of them, acting together and alone, his true and lawful attorneys-in-fact and agents with full power of substitution, in his name, place and stead to execute on his behalf, in his capacity as a Director and/or officer of Borland International, Inc., the registration statements on Form S-4 and Form S-8 or other appropriate form registering up to 10,000,000 shares of the Common Stock of Borland International, Inc., and any and all amendments thereto (including post-effective amendments) to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "1933 Act") and any and all other instruments which said attorneys-in-fact and agents deem necessary or advisable to enable Borland International, Inc., to comply with the 1933 Act and the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents, and each of them, acting together or alone, full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to intents as he might or would do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that his said attorneys-in-fact or substitutes may or shall lawfully do or cause or be done by virtue hereof.

     THIS POWER OF ATTORNEY expires on December 31, 1996.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

Dated:  October 2, 1996

                                                 /s/
                                    ---------------------------------
                                    Philippe Kahn